FIRST  AMENDMENT  dated  as of  April 3,
                    2003 (this "Amendment") to the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June 12, 2002 among KANSAS CITY SOUTHERN ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("the Borrower"), the LENDERS party thereto and JPMORGAN CHASE BANK, as administrative agent, collateral agent, issuing bank and swingline lender (the "Agent').

          A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          B.  The  Borrower  has  requested   that  the  Lenders  amend  certain
provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

          Accordingly,   in  consideration  of  the  mutual   agreements  herein
contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

               Section 1. Amendments to the Credit Agreement (a) The definition of "Applicable Rate" is hereby amended by deleting the "and" at the end of the proviso to clause (a) thereof and replacing it with the phrase "; provided further that, notwithstanding clause (a)(i) above, during the period commencing on and including April 4, 2003 and ending on and including the first business day following the delivery to the Administrative Agent of the consolidated financial statements for the quarter ending June 30, 2003, the Applicable Rate for any day with respect to any Tranche B Term Loan shall be 2.25%; provided further that in the event the Leverage Ratio exceeds 5.0 to 1.0, at any time following the delivery of the financial statements for the quarter ending June 30, 2003, the Applicable Rate for any day with respect to any Tranche B Term Loan shall be increased by 0.25% and".

          (b) Section 6.13 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:

                       Period                              Ratio
                       ------                              -----

         January 1, 2003 to December 31, 2003            2.00 : 1.00

         January 1, 2004 and thereafter                  2.50 : 1.00


          (c) Section 6.14 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:

                       Period                              Ratio
                       ------                              -----

         January 1, 2003 to December 31, 2003            5.75 : 1.00

         January 1, 2004 to June 30, 2004                4.25 : 1.00

         July 1, 2004 to December 31, 2004               4.00 : 1.00

         January 1, 2005 and thereafter                  3.75 : 1.00


               Section 2. Representations Warranties and Agreements. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

                    (a) The  representations and warranties set forth in Article
               III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                    (b) Each of  Holdings  and the  Borrower  has the  requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment.

                    (c) The execution, delivery and performance by each of Holdings and the Borrower of this Amendment and the performance by each of Holdings and the Borrower of the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings or the Borrower or any Subsidiary, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which Holdings or the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or
               (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings or the Borrower.

                    (d) This  Amendment  has been duly executed and delivered by
               Holdings and the Borrower. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against the Borrower and Holdings in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

                    (e) As of the Amendment  Effective Date, no Event of Default
               or Default has occurred and is continuing.

               Section 3. Conditions to Effectiveness. This Amendment shall be effective as of March 31, 2003 upon the satisfaction in full of the following conditions precedent (the "Amendment Effective Date"):

                    (a) The Agent  shall have  received  the  Amendment  Fee (as defined below).

                    (b) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of Holdings, the Borrower, the Agent and the Required Lenders.

                    (c) All legal matters  incident to this  Amendment  shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

                    (d) The Agent  shall have  received  such  other  documents,
               instruments   and   certificates  as  it  or  its  counsel  shall
               reasonably request.

               Section 4. Amendment Fee. Holdings and the Borrower agree, jointly and severally, to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 p.m., New York City time, on April 3, 2003, an amendment fee (the "Amendment Fee") in an amount equal to 0.15% of the sum of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

               Section 5. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof' and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

                  Section 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

               Section 8. Expenses. The Borrower agrees to reimburse the Agent for its outof-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                       KANSAS CITY SOUTHERN,

                       by
                                ---------------------------------------------
                                Name:
                                Title:

                      THE KANSAS CITY SOUTHERN RAILWAY COMPANY,

                       by
                                ---------------------------------------------
                                Name:
                                Title:

                       JPMORGAN CHASE BANK, individually and
                       as Administrative Agent, Issuing Bank and
                       Swingline Lender,

                       by
                                ---------------------------------------------
                                Name:
                                Title:

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:


                       ------------------------------------------------------


                       by
                                ---------------------------------------------
                                Name:
                                Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                       KANSAS CITY SOUTHERN,

                       by
                                /s/ Paul J. Weyandt
                                ---------------------------------------------
                                Name: Paul J. Weyandt
                                Title:  Vice President and Treasurer

                       THE KANSAS CITY SOUTHERN RAILWAY
                       COMPANY,

                       by
                                /s/ Paul J. Weyandt
                                ---------------------------------------------
                                Name:  Paul J. Weyandt
                                Title:  Vice President and Treasurer

                       JPMORGAN CHASE BANK, individually and
                       as Administrative Agent, Issuing Bank and
                       Swingline Lender,

                       by
                                ---------------------------------------------
                                Name:
                                Title:

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       JPMORGAN CHASE BANK
                       ------------------------------------------------------

                       by
                                /s/ Robert P. Kellas
                                ---------------------------------------------
                                Name: Robert P. Kellas
                                Title: Vice President

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       THE INTERNATIONAL COMMERCIAL BANK OF CHINA
                       CHICAGO BRANCH
                       ------------------------------------------------------

                       by
                                /s/ Kwei-Lin Ho
                                ---------------------------------------------
                                Name:  Kewi-Lin Ho
                                Title: VP and General Manager

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       Franklin CLO, II, Limited
                       ------------------------------------------------------

                       by
                                /s/ Richard D'Addario
                                ---------------------------------------------
                                Name: Richard D'Addario
                                Title: Senior Vice President

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       Franklin CLO I, Limited
                       ------------------------------------------------------

                       by
                                /s/ Richard D'Addario
                                ---------------------------------------------
                                Name: Richard D'Addario
                                Title: Senior Vice President

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       Franklin Floating Rate Master Series
                       ------------------------------------------------------

                       by
                                /s/ Richard D'Addario
                                ---------------------------------------------
                                Name: Richard D'Addario
                                Title: Vice President

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       Metropolitan Life Insurance Company
                       ------------------------------------------------------

                       by
                                /s/ James R. Dingler
                                ---------------------------------------------
                                Name: James R. Dingler
                                Title:  Director

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       Harris Trust and Savings Bank
                       ------------------------------------------------------

                       by
                                /s/ Haig C. Garabedian
                                ---------------------------------------------
                                Name: Haig C. Garabedian
                                Title: Vice President

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       SAAR HOLDINGS CDO, LIMITED
                       By: David L. Babson & Company Inc. under
                       delegated authority from Massachusetts Mutual
                       Life Insurance Company as Collateral Manager
                       ------------------------------------------------------

                       by
                                /s/ Mary Ann McCarthy
                                ---------------------------------------------
                                Name: Mary Ann McCarthy
                                Title: Managing Director

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       SIMSBURY CLO, LIMITED
                       By: David L. Babson & Company Inc. under
                       delegated authority from Massachusetts Mutual
                       Life Insurance Company as Collateral Manager
                       ------------------------------------------------------

                       by
                                /s/ Mary Ann McCarthy
                                ---------------------------------------------
                                Name: Mary Ann McCarthy
                                Title: Managing Director

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank


                       Name of Institution:

                       MAPLEWOOD (CAYMAN) LIMITED
                       By: David L. Babson & Company Inc. under
                       delegated authority from Massachusetts Mutual
                       Life Insurance Company as delegated authority
                       ------------------------------------------------------

                       by
                                /s/ Mary Ann McCarthy
                                ---------------------------------------------
                                Name: Mary Ann McCarthy
                                Title: Managing Director

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                        By: David L. Babson & Company Inc. as
                        Investment Adviser
                        -----------------------------------------------------

                        by
                                 /s/ Mary Ann McCarthy
                                 --------------------------------------------
                                 Name: Mary Ann McCarthy
                                 Title: Managing Director

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        OCTAGON INVESTMENT PARTNERS II, LLC
                        By:  Octagon Credit Investors, LLC
                        as sub-investment manager
                        -----------------------------------------------------

                        by
                                 /s/ Michael B. Nechamkin
                                 --------------------------------------------
                                 Name: Michael B. Nechamkin
                                 Title: Portfolio Manager

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        OCTAGON INVESTMENT PARTNERS III, LTD
                        By:  Octagon Credit Investors, LLC
                        as Portfolio Manager
                        -----------------------------------------------------

                        by
                                 /s/ Michael B. Nechamkin
                                 --------------------------------------------
                                 Name: Michael B. Nechamkin
                                 Title: Portfolio Manager

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        OCTAGON INVESTMENT PARTNERS IV, LTD
                        By:  Octagon Credit Investors, LLC
                        as collateral manager
                        -----------------------------------------------------

                        by
                                 /s/ Michael B. Nechamkin
                                 --------------------------------------------
                                 Name: Michael B. Nechamkin
                                 Title: Portfolio Manager

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        OCTAGON INVESTMENT PARTNERS V, LTD
                        By:  Octagon credit Investors, LLC
                        as Portfolio Manager
                        -----------------------------------------------------

                        by
                                 /s/ Michael B. Nechamkin
                                 --------------------------------------------
                                 Name: Michael B. Nechamkin
                                 Title: Portfolio Manager

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        UMB Bank, n.a.
                        -----------------------------------------------------

                        by
                                 /s/ Terry Dierks
                                 --------------------------------------------
                                 Name:  Terry Dierks
                                 Title: Senior Vice President

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        Venture II CDO 2002, Limited
                        By its investment adviser, Barclays Bank PLC
                        New York Branch,
                        -----------------------------------------------------

                        by
                                 /s/ Kenneth Ostmann
                                 --------------------------------------------
                                 Name: Kenneth Ostmann
                                 Title:  Director

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        DIAMOND LEASE U.S.A.
                        -----------------------------------------------------

                        by
                                 /s/ Jeffrey H. Fishman
                                 --------------------------------------------
                                 Name: Jeffrey H. Fishman
                                 Title:  VP, Credit Administration
                                 Diamond Lease (U.S.A.), Inc.

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the
                        Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        Monument Capital Ltd., as Assignee
                        By: Alliance Capital Management L.P.,
                        as Investment Manager
                        By: Alliance Capital Management Corporation,
                        as General Partner

                        By:
                                 /s/ Nantha Suppiah
                                 --------------------------------------------
                                 Name: Nantha Suppiah
                                 Title:  Assistant Vice President


                        New Alliance Global CDO, Limited
                        By: Alliance Capital Management, L.P.,
                        as Sub-advisor
                        By: Alliance Capital Management Corporation,
                        as General Partner

                        By:
                                 /s/ Nantha Suppiah
                                 --------------------------------------------
                                 Name: Nantha Suppiah
                                 Title:  Assistant Vice President

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY
                        -----------------------------------------------------

                        by
                                 /s/ J. W. Rhodes
                                 --------------------------------------------
                                 Name:  J. W. Rhodes
                                 Title:  VP & Mgr

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        IDS Life Insurance Company
                        By:  American Express Asset Management Group, Inc.
                        as Collateral Manager
                        -----------------------------------------------------

                        by
                                 /s/ Yvonne E. Stevens
                                 --------------------------------------------
                                 Name: Yvonne E. Stevens
                                 Title:  Senior Managing Director

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        American Express Certificate Company
                        By:  American Express Asset Management Group, Inc.
                        as Collateral Manager
                        -----------------------------------------------------

                        by
                                 /s/ Yvonne E. Stevens
                                 --------------------------------------------
                                 Name: Yvonne E. Stevens
                                 Title:  Senior Managing Director

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        CENTURION CDO VI, LTD
                        By:  American Express Asset Management Group, Inc.
                        as Collateral Manager
                        -----------------------------------------------------

                        by
                                 /s/ Leanne Stavrakis
                                 --------------------------------------------
                                 Name: Leanne Stavrakis
                                 Title: Director - Operations

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        Centurion CDO II, Ltd
                        By:  American Express Asset Management Group, Inc.
                        as Collateral Manager
                        -----------------------------------------------------

                        by
                                 /s/ Leanne Stavrakis
                                 --------------------------------------------
                                 Name: Leanne Stavrakis
                                 Title: Director - Operations

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        Sequils - Centurion V, Ltd.
                        By:  American Express Asset Management Group, Inc.
                        as Collateral Manager
                        -----------------------------------------------------

                        by
                                 /s/ Leanne Stavrakis
                                 --------------------------------------------
                                 Name: Leanne Stavrakis
                                 Title: Director - Operations

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        WINGED FOOT FUNDING TRUST
                        -----------------------------------------------------

                        by
                                 /s/ Diana M. Himes
                                 --------------------------------------------
                                 Name: Diana M. Himes
                                 Title: Authorized Agent

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        PINEHURST TRADING, INC.
                        -----------------------------------------------------

                        by
                                 /s/ Diana M. Himes
                                 --------------------------------------------
                                 Name: Diana M. Himes
                                 Title:  Assistant Vice President

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        OLYMPIC FUNDING TRUST, SERIES 1999-1
                        -----------------------------------------------------

                        by
                                 /s/ Diana M. Himes
                                 --------------------------------------------
                                 Name: Diana M. Himes
                                 Title: Authorized Agent

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        Fleet National Bank
                        -----------------------------------------------------

                        by
                                 /s/ Paul G. Feloney, Jr.
                                 --------------------------------------------
                                 Name: Paul G. Feloney, Jr.
                                 Title: Managing Director

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        THE BANK OF NEW YORK
                        -----------------------------------------------------

                        by
                                 /s/ John-Paul Marotta
                                 --------------------------------------------
                                 Name: John-Paul Marotta
                                 Title: Vice President

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        AMMC CDO I, LIMITED
                        By:  American Money Management Corp.,
                        as Collateral Manager
                        -----------------------------------------------------

                        by
                                 /s/ David P. Meyer
                                 --------------------------------------------
                                 Name: David P. Meyer
                                 Title: Vice President

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        Bank One, NA
                        -----------------------------------------------------

                        by
                                 /s/ Christopher C. Cavaiani
                                 --------------------------------------------
                                 Name: Christopher C. Cavaiani
                                 Title:  Director

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        SENIOR DEBT PORTFOLIO
                        By:  Boston Management and Research
                        as Investment Advisor
                        -----------------------------------------------------

                        by
                                 /s/ Payson F. Swaffield
                                 --------------------------------------------
                                 Name: Payson F. Swaffield
                                 Title: Vice President

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        EATON VANCE SENIOR INCOME TRUST
                        BY:  EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                        -----------------------------------------------------

                        by
                                 /s/ Payson F. Swaffield
                                 --------------------------------------------
                                 Name: Payson F. Swaffield
                                 Title: Vice President

                        Signature Page to First Amendment
                        dated as of April 3, 2003 to the to
                        the Amended and Restated Credit
                        Agreement dated as of June 12, 2002
                        among Kansas City Southern, The
                        Kansas City Southern Railway
                        Company, the Lenders party thereto
                        and JPMorgan Chase Bank

                        Name of Institution:

                        EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                        BY:  EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                        -----------------------------------------------------

                        by
                                 /s/ Payson F. Swaffield
                                 --------------------------------------------
                                 Name: Payson F. Swaffield
                                 Title: Vice President

                       Signature Page to First Amendment
                       dated as of April 3, 2003 to the to
                       the Amended and Restated Credit
                       Agreement dated as of June 12, 2002
                       among Kansas City Southern, The
                       Kansas City Southern Railway
                       Company, the Lenders party thereto
                       and JPMorgan Chase Bank

                       Name of Institution:

                       OXFORD STRATEGIC INCOME FUND
                       BY: EATON VANCE MANAGEMENT
                       AS INVESTMENT ADVISOR
                       ------------------------------------------------------

                       by
                                /s/ PAYSON F. SWAFFIELD
                                ---------------------------------------------
                                Name: PAYSON F. SWAFFIELD
                                Title: VICE PRESIDENT

                         Signature Page to First Amendment
                         dated as of April 3, 2003 to the to
                         the Amended and Restated Credit
                         Agreement dated as of June 12, 2002
                         among Kansas City Southern, The
                         Kansas City Southern Railway
                         Company, the Lenders party thereto
                         and JPMorgan Chase Bank

                         Name of Institution:

                         EATON VANCE CDO III, LTD.
                         BY: EATON VANCE MANAGEMENT
                         AS INVESTMENT ADVISOR
                         ----------------------------------------------------

                         by
                                  /s/ PAYSON F. SWAFFIELD
                                  -------------------------------------------
                                  Name: PAYSON F. SWAFFIELD
                                  Title: VICE PRESIDENT

                           Signature Page to First Amendment
                           dated as of April 3, 2003 to the to
                           the Amended and Restated Credit
                           Agreement dated as of June 12, 2002
                           among Kansas City Southern, The
                           Kansas City Southern Railway
                           Company, the Lenders party thereto
                           and JPMorgan Chase Bank

                           Name of Institution:

                           EATON VANCE CDO IV, LTD.
                           BY: EATON VANCE MANAGEMENT
                           AS INVESTMENT ADVISOR
                           --------------------------------------------------

                           by
                                    /s/ PAYSON F. SWAFFIELD
                                    -----------------------------------------
                                    Name: PAYSON F. SWAFFIELD
                                    Title: VICE PRESIDENT

                           Signature Page to First Amendment
                           dated as of April 3, 2003 to the to
                           the Amended and Restated Credit
                           Agreement dated as of June 12, 2002
                           among Kansas City Southern, The
                           Kansas City Southern Railway
                           Company, the Lenders party thereto
                           and JPMorgan Chase Bank

                           Name of Institution:

                           CONSTANTINUS EATON VANCE CDO V, LTD.
                           BY: EATON VANCE MANAGEMENT
                           AS INVESTMENT ADVISOR
                           --------------------------------------------------

                           by
                                    /s/ PAYSON F. SWAFFIELD
                                    -----------------------------------------
                                    Name: PAYSON F. SWAFFIELD
                                    Title: VICE PRESIDENT

                           Signature Page to First Amendment
                           dated as of April 3, 2003 to the to
                           the Amended and Restated Credit
                           Agreement dated as of June 12, 2002
                           among Kansas City Southern, The
                           Kansas City Southern Railway
                           Company, the Lenders party thereto
                           and JPMorgan Chase Bank

                           Name of Institution:

                           GRAYSON & CO
                           BY: BOSTON MANAGEMENT AND RESEARCH
                           AS INVESTMENT ADVISOR
                           --------------------------------------------------

                           by
                                    /s/ PAYSON F. SWAFFIELD
                                    -----------------------------------------
                                    Name: PAYSON F. SWAFFIELD
                                    Title: VICE PRESIDENT

                           Signature Page to First Amendment
                           dated as of April 3, 2003 to the to
                           the Amended and Restated Credit
                           Agreement dated as of June 12, 2002
                           among Kansas City Southern, The
                           Kansas City Southern Railway
                           Company, the Lenders party thereto
                           and JPMorgan Chase Bank

                           Name of Institution:

                           BIG SKY SENIOR LOAN FUND. LTD.
                           BY: EATON VANCE MANAGEMENT
                           AS INVESTMENT ADVISOR
                           --------------------------------------------------

                           by
                                    /s/ PAYSON F. SWAFFIELD
                                    -----------------------------------------
                                    Name: PAYSON F. SWAFFIELD
                                    Title: VICE PRESIDENT

                           Signature Page to First Amendment
                           dated as of April 3, 2003 to the to
                           the Amended and Restated Credit
                           Agreement dated as of June 12, 2002
                           among Kansas City Southern, The
                           Kansas City Southern Railway
                           Company, the Lenders party thereto
                           and JPMorgan Chase Bank

                           Name of Institution:

                           LASALLE BANK NATIONAL ASSOCIATION
                           --------------------------------------------------

                           by
                                    /s/ Robert W. Hart
                                    -----------------------------------------
                                    Name: Robert W. Hart
                                    Title: First Vice President

                           Signature Page to First Amendment
                           dated as of April 3, 2003 to the to
                           the Amended and Restated Credit
                           Agreement dated as of June 12, 2002
                           among Kansas City Southern, The
                           Kansas City Southern Railway
                           Company, the Lenders party thereto
                           and JPMorgan Chase Bank

                           Name of Institution:

                           The Siam Commercial Bank PCL, Singapore Branch

                           By:
                                    /s/ Nattapong Samit-Ampaipisarn
                                    -----------------------------------------
                                    Name: Nattapong Samit-Ampaipisarn
                                    Title: SVP & General Manager

                           By:
                                    /s/ Ronald Tay
                                    -----------------------------------------
                                    Name: Ronald Tay
                                    Title: Head of Corporate & Institutional
                                           Banking

                            Signature Page to First Amendment
                            dated as of April 3, 2003 to the to
                            the Amended and Restated Credit
                            Agreement dated as of June 12, 2002
                            among Kansas City Southern, The
                            Kansas City Southern Railway
                            Company, the Lenders party thereto
                            and JPMorgan Chase Bank

                            Name of Institution:

                            THE BANK OF NOVA SCOTIA
                            -------------------------------------------------

                            by
                                    /s/ M.D. Smith
                                    -----------------------------------------
                                    Name: M.D. Smith
                                    Title: Agent Operations

                            Signature Page to First Amendment
                            dated as of April 3, 2003 to the to
                            the Amended and Restated Credit
                            Agreement dated as of June 12, 2002
                            among Kansas City Southern, The
                            Kansas City Southern Railway
                            Company, the Lenders party thereto
                            and JPMorgan Chase Bank

                            Name of Institution:

                            Mizuho Corp. Bank, Ltd.
                            -------------------------------------------------

                            by
                                     /s/ Robert Gallagher
                                     ----------------------------------------
                                     Name: Robert Gallagher
                                     Title: VP

                            Signature Page to First Amendment
                            dated as of April 3, 2003 to the to
                            the Amended and Restated Credit
                            Agreement dated as of June 12, 2002
                            among Kansas City Southern, The
                            Kansas City Southern Railway
                            Company, the Lenders party thereto
                            and JPMorgan Chase Bank

                            Name of Institution:

                            PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
                            By:  HVB Credit Advisors LLC
                            -------------------------------------------------

                            by
                                     /s/ Irv Roa
                                     ----------------------------------------
                                     Name: Irv Roa
                                     Title: Director

                            by
                                     /s/ Elizabeth Tallmadge
                                     ----------------------------------------
                                     Name: Elizabeth Tallmadge
                                     Title: Managing Director
                                     Chief Investment Officer

                            Signature Page to First Amendment
                            dated as of April 3, 2003 to the to
                            the Amended and Restated Credit
                            Agreement dated as of June 12, 2002
                            among Kansas City Southern, The
                            Kansas City Southern Railway
                            Company, the Lenders party thereto
                            and JPMorgan Chase Bank

                            Name of Institution:

                            PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.
                            By:  HVB Credit Advisors LLC
                            -------------------------------------------------

                            by
                                     /s/ Irv Roa
                                     ----------------------------------------
                                     Name: Irv Roa
                                     Title: Director

                            by
                                     /s/ Elizabeth Tallmadge
                                     ----------------------------------------
                                     Name: Elizabeth Tallmadge
                                     Title: Managing Director
                                     Chief Investment Officer

                            Signature Page to First Amendment
                            dated as of April 3, 2003 to the to
                            the Amended and Restated Credit
                            Agreement dated as of June 12, 2002
                            among Kansas City Southern, The
                            Kansas City Southern Railway
                            Company, the Lenders party thereto
                            and JPMorgan Chase Bank

                            Name of Institution:

                            SEQUILS-Glace Bay, Ltd.
                            By Royal Bank of Canada as Collateral Manager
                            -------------------------------------------------

                            by
                                     /s/ Melissa Marano
                                     ----------------------------------------
                                     Name: Melissa Marano
                                     Title: Partner

                            Signature Page to First Amendment
                            dated as of April 3, 2003 to the to
                            the Amended and Restated Credit
                            Agreement dated as of June 12, 2002
                            among Kansas City Southern, The
                            Kansas City Southern Railway
                            Company, the Lenders party thereto
                            and JPMorgan Chase Bank

                            Name of Institution:

                            ALLSTATE LIFE INSURANCE COMPANY
                            -------------------------------------------------

                            by
                                     /s/ Chris Goergen
                                     ----------------------------------------
                                     Name: Chris Goergen
                                     Title:

                            by
                                     /s/ Patricia W. Wilson
                                     ----------------------------------------
                                     Name: Patricia W. Wilson

                            Signature Page to First Amendment
                            dated as of April 3, 2003 to the to
                            the Amended and Restated Credit
                            Agreement dated as of June 12, 2002
                            among Kansas City Southern, The
                            Kansas City Southern Railway
                            Company, the Lenders party thereto
                            and JPMorgan Chase Bank

                            Name of Institution:

                            AIMCO CDO Series 2000-A
                            -------------------------------------------------

                            by
                                     /s/ Chris Goergen
                                     ----------------------------------------
                                     Name: Chris Goergen
                                     Title:

                            by
                                     /s/ Patricia W. Wilson
                                     ----------------------------------------
                                     Name: Patricia W. Wilson

                            Signature Page to First Amendment
                            dated as of April 3, 2003 to the to
                            the Amended and Restated Credit
                            Agreement dated as of June 12, 2002
                            among Kansas City Southern, The
                            Kansas City Southern Railway
                            Company, the Lenders party thereto
                            and JPMorgan Chase Bank

                            Name of Institution:

                            GALAXY CLO 1999-1 LTD.
                            -------------------------------------------------

                            by
                                     /s/ W. Jeffrey Baxter
                                     ----------------------------------------
                                     Name: W. Jeffrey Baxter
                                     Title: Authorized Agent

                            Longhorn CDO (Cayman) LTD
                            By: Merrill Lunch Investment Mangers, L.P.,
                            As Investment Advisor, as a Lender

                            by
                                     /s/ Matt Wallack
                                     ----------------------------------------
                                     Name: Matt Wallack
                                     Title: Authorized Signatory

                            Longhorn CDO II, LTD
                            By: Merrill Lunch Investment Mangers, L.P.,
                            As Investment Advisor, as a Lender

                            by
                                     /s/ Matt Wallack
                                     ----------------------------------------
                                     Name: Matt Wallack
                                     Title: Authorized Signatory


                             Master Senior Floating Rate Trust, as a Lender

                             by
                                      /s/ Matt Wallack
                                      ---------------------------------------
                                      Name: Matt Wallack
                                      Title: Authorized Signatory

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             TEXTRON FINANCIAL CORP.
                             ------------------------------------------------

                             by
                                      /s/ Anne E. Sullivan
                                      ---------------------------------------
                                      Name: Anne E. Sullivan
                                      Title: Mgr., Credit &
                                      Operations

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             TORONTO DOMINION (NEW YORK), INC.
                             ------------------------------------------------

                             by
                                      /s/ Stacey Malek
                                      ---------------------------------------
                                      Name: Stacey Malek
                                      Title: Vice President

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             The CIT Group Equipment Financing, Inc.
                             ------------------------------------------------

                             by
                                      /s/ Katie J. Saunders
                                      ---------------------------------------
                                      Name: Katie J. Saunders
                                      Title: Senior Credit Analyst

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             GE STRUCTURED FINANCE

                             by
                                      /s/ Michael Mahoney
                                      ---------------------------------------
                                      Name: Michael Mahoney
                                      Title: Vice President

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             STEIN ROE & FARNHAM CLO I LTD.

                             By: Columbia Management Advisers, Inc.
                             (f/k/a Stein Roe & Farnham Incorporated),
                             As Portfolio Manager
                             ------------------------------------------------

                             by
                                      /s/ Kathleen A. Zarn
                                      ---------------------------------------
                                       Name: Kathleen A. Zarn
                                       Title: Senior Vice President

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             AURUM CLO 2002-1 LTD.
                             ------------------------------------------------
                             By: Columbia Management Advisers, Inc.
                             (f/k/a Stein Roe & Farnham Incorporated),
                             As Investment Manager

                             by
                                      /s/ Kathleen A. Zarn
                                      ---------------------------------------
                                      Name: Kathleen A. Zarn
                                      Title: Senior Vice President

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             KZH CNC LLC
                             ------------------------------------------------

                             by
                                      /s/ Susan Lee
                                      ---------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             KZH ING-2 LLC
                             ------------------------------------------------

                             by
                                      /s/ Susan Lee
                                      ---------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             KZH PONDVIEW LLC
                             ------------------------------------------------

                             by
                                      /s/ Susan Lee
                                      ---------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             KZH SOLEIL-2 LLC
                             ------------------------------------------------

                             by
                                      /s/ Susan Lee
                                      ---------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             KZH STERLING LLC
                             ------------------------------------------------

                             by
                                      /s/ Susan Lee
                                      ---------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             Name of Institution:

                             KZH WATERSIDE LLC
                             ------------------------------------------------

                             by
                                      /s/ Susan Lee
                                      ---------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             AERIES FINANCE-II LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                  As Sub-Managing Agent

                             by
                                      /s/ Gregory Stoeckle
                                      ---------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             AVALON CAPITAL LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                  As Portfolio Advisor

                             by
                                      /s/ Gregory Stoeckle
                                      ---------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             AVALON CAPITAL LTD. 2
                             By: INVESCO Senior Secured Management, Inc.
                                  As Portfolio Advisor

                             by
                                      /s/ Gregory Stoeckle
                                      ---------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             CERES II FINANCE LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                  As Sub-Managing Agent (Financial)

                             by
                                      /s/ Gregory Stoeckle
                                      ---------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             CHARTER VIEW PORTFOLIO
                             By: INVESCO Senior Secured Management, Inc.
                                  As Investment Advisor

                             by
                                      /s/ Gregory Stoeckle
                                      ---------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             DIVERSIFIED CREDIT PORTFOLIO LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                  as Investment Advisor

                             by
                                      /s/ Gregory Stoeckle
                                      ---------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             INVESCO CBO 2000-1 LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                  As Portfolio Advisor

                             by
                                      /s/ Gregory Stoeckle
                                      ---------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             SEQUILS-LIBERTY, LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                  As Collateral Manager

                             by
                                      /s/ Gregory Stoeckle
                                      ---------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                             Signature Page to First Amendment
                             dated as of April 3, 2003 to the to
                             the Amended and Restated Credit
                             Agreement dated as of June 12, 2002
                             among Kansas City Southern, The
                             Kansas City Southern Railway
                             Company, the Lenders party thereto
                             and JPMorgan Chase Bank

                             SARATOGA CLO I, LIMITED
                             By: INVESCO Senior Secured Management, Inc.
                                  As Asset Manager

                             by
                                      /s/ Gregory Stoeckle
                                      ---------------------------------------
                                      Name:  Gregory Stoeckle
                                      Title: Authorized Signatory